Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Mairs & Power Minnesota Municipal Bond ETF (the “Fund”)
A series of Trust for Professional Managers (the “Trust”)

Supplement dated August 29, 2023 to the
Summary Prospectus, Prospectus and Statement of Additional information (“SAI”)
dated April 30, 2023

The Board of Trustees of the Trust has approved a reduced management fee for the Fund. Effective September 1, 2023, Mairs & Power, Inc., the investment adviser to the Fund (the “Adviser”), has contractually agreed to lower its management fee to 0.25% of the Fund’s average daily net assets. Prior to September 1, 2023, the Fund’s management fee was 0.39% of its average daily net assets. All references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information relating to the Fund’s management fee are revised accordingly.

In addition, the “Fees and Expenses of the Fund” and “Expense Example” in the Summary Prospectus and the Prospectus are hereby deleted and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.25%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%
(1)    Prior to September 1, 2023, the management fee was 0.39% of the Fund’s average daily net assets.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$26	$80	$141	$318

Please retain this Supplement with your Summary Prospectus,
Prospectus and SAI for future reference.